Trade and other receivables	12 Months Ended
Dec. 31, 2018
Trade And Other Receivables [Abstract]
Trade and other receivables

Notes to the 2018 financial statements
continued

18 Trade and other receivables

	Non-current	Current	Total	Non-current	Current	Total
	2018	2018	2018	2017	2017	2017
	US$m	US$m	US$m	US$m	US$m	US$m
Trade receivables (a)	-	2,167	2,167	1	2,314	2,315
Other financial receivables (a)	240	550	790	178	462	640
Amounts due from equity accounted units	-	50	50	-	30	30
Other receivables	129	226	355	348	358	706
Prepayment of tolling charges to jointly controlled entities (b)	228	-	228	269	-	269
Pension surpluses (note 44)	935	-	935	871	-	871
Other prepayments	53	186	239	57	279	336
Total	1,585	3,179	4,764	1,724	3,443	5,167

(a)

At 31 December 2018, trade and other financial receivables are stated net of allowances for expected credit losses of US$8 million. The 2017 closing provision for doubtful debt under IAS 39 of US$55 million was adjusted by US$7 million (pre-tax) upon adoption of IFRS 9 (refer to note 45). During the year there has been an increase to the provision for expected credit losses of US$2 million and US$42 million has been utilised.

(b)	These prepayments will be charged to Group operating costs as processing takes place.

There is no material element of trade and other receivables that is interest-bearing or financing in nature.

The fair value of current trade and other receivables and the majority of amounts classified as non-current trade and other receivables approximates to their carrying value.

There are no material trade receivables that are past due but not impaired.